HUDSON INVESTORS FUND, INC.
                    Unaudited Financial Statements and
                   Investment Performance Review for the
                   Six Month Period Ended June 30, 1999


August 29, 1999


Dear Shareholders:

This semiannual report for Hudson Investors Fund for the six months ended June 30, 1999 is being sent for your information. I am thankful that we have survived the period of inactivity brought upon us by SEC Proceedings. This was reported in our Annual Financial Statements for the year ended December31, 1999. Now the management is taking steps to revive the Fund's activities and start a marketing effort.

Hudson Advisers, Inc. and Hudson Investment Management Inc., the Fund's advisor and administrator, have indicated that as in previous years they will waive their fees for the year 1999 as well.

We have filed a new Prospectus with SEC for approval. Its approval will be followed with a marketing effort to raise funds to revive investment activity as soon as possible.

The year-by-year returns on investment in the Fund have been as follows:


                    1995 -6.97%
                    1996  7.98%
                    1997 -30.33%
                    1998 -39.63%
                    1999 -22.22%(first 6 months)


Sincerely,



Javed Latef
President




                        HUDSON INVESTORS FUND, INC.
                    STATEMENT OF ASSETS AND LIABILITIES
                            AS OF JUNE 30, 1999

 Assets

        Investments at value                                       $    5,317
        (Cost $22,257)
        Liquid Assets in Custodian Account                         $    (219)
        Cash                                                       $    (337)

        Other Assets- Organization Expense   $  125,000.00
            less: amortization               $  (28,000.00)        $   97,000

                                                               -----------------
               Total Assets                                        $  101,761

                                                               -----------------

Liabilities

Payable for:

            Investor Funds Pending Instructions                    $   18,836
            Accounts Payable                                       $   11,490


                                                               ----------------
            Total liabilities                                      $   30,326

                                                              ----------------
Net Assets                                                         $   71,435

                                                              ----------------

Analysis of Net Assets

            Capital Stock,  par value $0.001:
            200,000,000 shares authorized,
            23,674.8854 shares outstanding.                        $  222,767

            Retained Earnings                                      $ (111,110)
            Net Unrealized Loss on Investments in Securities       $  (16,659)
            Net Loss on Operations                                 $  (24,238)
            Net Realized GainSale of Investments                   $      675


                                                               -----------------
            Net Assets applicable to shares outstanding            $   71,435

                                                               -----------------





                     See Notes to Financial Statements




                        HUDSON INVESTORS FUND, INC.
                 PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999


 Market Segment       Number of       Company         Market         Percent of
                       Shares                          Value         Portfolio


Computer Peripherals     200      Applied Magnetics    625.00            12

Diversified           15,800      Hightec Inc.       4,692.00            88



                                                   --------------    ---------

                                                     5,317.00           100


























                     See Notes to Financial Statements




                        HUDSON INVESTORS FUND, INC.
                          STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED JUNE 30, 1999



Income:


               Dividends and interest                           $        35

                                                              ----------------
Expenses:

               Office expenses                                  $      1,333

               Custodian and transfer agent fees                $      3,075

               Regulatory fees and related expenses             $      1,063

               Filing and quotation services                    $      4,212

               Professional fees                                $      8,590

               Amortization of organizational expenses          $      6,000

                                                               --------------
                       Total expenses                           $     24,273

                                                               --------------


 Net Income /  (Loss) from operations                          $    (24,238)

                                                               ---------------

 Net realized and unrealized gain (loss) on investments

   Net realized gain on sales of investments                    $        675

   Net unrealized appreciation (depreciation) on investments    $    (16,659)


                                                                --------------

   Net Increase (decrease) in net assets resulting from
      operations                                                 $   (15,984)

                                                                --------------















                    See Notes to Financial Statements.





                        HUDSON INVESTORS FUND, INC.
                     SELECTED PER SHARE DATA AND RATIO
                  FOR THE SIX MONTHS ENDED JUNE 30, 1999



    PER SHARE OPERATING PERFORMANCE:

    NET ASSET VALUE, BEGINNING OF  PERIOD                         $   3.87

    NET INVESTMENT INCOME (LOSS) AND DIVIDENDS DECLARED           $  (0.86)

    NET ASSET VALUE, END OF PERIOD                                $   3.01

    TOTAL RETURN                                    Loss             22.2%

    RATIOS TO AVERAGE NET ASSETS
    EXPENSES                                                         33.93%

    NET  INVESTMENT INCOME (LOSS)                                 $(24,238)

    SUPPLEMENTAL DATA:
    NET ASSETS AT END OF PERIOD                                   $ 71,435


























                     See Notes to Financial Statements







                        HUDSON INVESTORS FUND, INC.
                     NOTES TO THE FINANCIAL STATEMENTS
                            AS AT JUNE 30, 1999



1. DESCRIPTION OF THE FUND

Hudson Investors Fund, Inc. (" the Company") is a registered investment company following guidelines for investing ethically. The Company does not invest in securities of companies in the tobacco, banking, gambling or brewery industries or companies that pollute the environment or condone apartheid, ethic cleansing or other inhuman behavior.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment valuation
Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price (currently 4:00 p.m. New York time) on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation.

Portfolio securities are valued as follows:

  1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price at the exchange where the securities are principally traded.

  2. Securities traded in the over-the-counter market are valued at the last sale prices, if carried by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal reporting agency.

  3. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund, which may include the amortized cost method of securities maturing in sixty days or less and other cash equivalent investments.

3. INVESTMENT TRANSACTION AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes premium and discounts amortization on money market instruments; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

The fund may purchase securities with delivery or payments to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At June 30, 1999 the Fund had no purchase commitments.

Fund Share Valuation
Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 4:00 p.m. New York time or the close of the Exchange. The net asset value per share is determined separately for the one class of stock by dividing the Fund's net assets attributable to the class by the number of shares of the stock outstanding.

Federal income taxes and dividends to shareholders.
The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the year ended December 31, 1998. There in no accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1998.

Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

4. TRANSACTIONS WITH AFFILIATES


Management agreement.
The Fund has management advisory and administration agreements with Hudson Advisers, Inc. and Hudson Investment Management, Inc. who are contracted to exact the following fees:

                     1.00%         Management fee
                     0.25%         Administrative fee

These fees have been waived to the end of 1999. Fees will be charged for the year 2000 and subsequent years.

5. MARGIN LOAN

The Fund has no margin or loan accounts.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital stock for the six months ended June 30, 1999 are as follows:


                                       SHARES                   AMOUNT
                                    --------------           ------------
Balance as of December 31, 1998      24,789.1305             $227,241.01

       Shares issued                      0.0000                    0.00
       Shares redeemed               (1,114.2451)              (4,353.86)

                                    --------------           -------------
       Net Increases ( decreases)    (1,114.2451)              (4,353.86)

 Balance as of June 30, 1999         23,674.8854             $222,887.15

                                    --------------           -------------

 7.  INVESTMENT TRANSACTIONS

Sales  of  investment securities were $4,725 for the six months ended  June
30, 1999.


8.  THE FUND HAS NO LEASE OR OTHER FINANCIAL COMMITMENTS

9.  CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Fund to a concentration of credit risk consist principally of investments in securities. At times, such investments may be concentrated in a particular industry, but it is not the Fund's intention to concentrate its investments in any particular industry on a permanent basis.

10. LITIGATION

On March 30, 1999, an Administrative Law Judge of the SEC ordered the Fund, its Adviser and its President to "cease and desist from committing or causing a violation or any future violation of Section 17(a) of the
Securities Act, Section 10(b) of the Exchange Act, and Rule 10b-5 thereunder, Section 34(b) of the Company Act". The Adviser was additionally required to cease and desist from the violation of "Section 204 and 207 of the Adviser Act and Rule 204-1(b) thereunder". Mr. Latef was additionally required to cease and desist from violations of Section 207 of the Adviser Act. The order also suspended Mr. Latef from "being associated with an investment adviser or an investment company for a period of three months". Mr. Latef filed a petition for review of this initial decision with regard to him personally, whereas the Fund and the Adviser decided not file such a petition.

11. LARGE SHAREHOLDERS

The Fund has two shareholders' with over a 10% interest in the fund. They are Akram Choudhry and First Trust Corp. for the account of Mariano Marquez.

12. YEAR 2000 DISCLOSURE

The year 2000 issue is the result of computer programs being written using two digits rather than four digits to define the applicable year. Computer programs that have time sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruption of normal business activities.

Based on a recent and ongoing assessment, the Fund's adviser has determined that it will require only off-the-shelf software utilizing a Microsoft Windows platform for all of its computer requirements. The Fund's adviser presently believes that with the modifications to existing off-the-shelf software or conversion to new software, the year 2000 issue will not pose a significant operational problem and will not materially affect future financial results.

The Fund's adviser believes all its software to be y2k compliant.